                                                                   EXHIBIT 10.54

                    STOCK REDEMPTION AND PURCHASE AGREEMENT



     THIS STOCK REDEMPTION AND PURCHASE AGREEMENT (the "Agreement") shall be effective as of February 28, 1997, by and among ARIS Corporation, a Washington corporation (the "Corporation"), the additional stock purchaser(s) named on the signature page of this Agreement ("Purchaser(s)") and Rick Brauen, an individual (the "Seller"), with reference to the following facts:

                                    RECITALS

     A. Seller is the record and beneficial owner of one percent (1%) or more of the issued and outstanding shares of common stock of the Corporation. Seller would like to sell 15,000 shares of the Corporation's common stock held by Seller (the "Redemption Shares"), under the terms and conditions of this Agreement.

     B. The Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation to redeem up to 400,000 shares of the common stock of the Corporation held by shareholders holding one percent (1%) or more of the issued and outstanding common stock of the Corporation.

     C. Purchaser(s) are willing to purchase any Redemption Shares that are not redeemed by the Corporation.

     D. Seller has determined that it is desirable and in the best interests of Seller to sell the Redemption Shares to the Corporation and Purchasers at this point in time, rather than subject Seller to any further market risk with respect to such Redemption Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

     1.   REDEMPTION OF SHARES.  Effective as of the date of this Agreement, and
          --------------------
subject to the terms and conditions of this Agreement, the Corporation agrees to redeem and/or the Purchaser(s) agree to purchase from Seller, and the Seller agrees to sell to the Corporation and/or the Purchaser(s) the Redemption Shares.

     2.   REDEMPTION PRICE FOR SHARES.  The redemption and/or purchase price for
          ---------------------------
the Redemption Shares shall be Nine Dollars and Seventy Five Cents ($9.75) per share or an aggregate redemption price of One Hundred Forty Six Thousand Two Hundred and Fifty Dollars ($146,250.00) (the "Redemption Price").

     3.   CERTAIN COSTS TO BE BORNE BY PURCHASER(S).  Purchaser(s) agree to pay
          -----------------------------------------
to the Corporation Five Cents ($0.05) for each Redemption Share purchased by such Purchaser(s) to cover the Corporation's costs in processing and documenting the purchase of Redemption Shares by Purchaser(s) from Seller.

     4.   SETTLEMENT OF FUNDS; SHARE CERTIFICATES.  The Corporation, Seller, and
          ---------------------------------------
Purchaser(s) agree that all funds to be paid in connection with the purchase and sale of the Redemption Shares and the costs to be borne by Purchaser(s) in paragraph 4 above shall be paid to the respective parties by the close of business, Friday, March 14, 1997. The Corporation shall use its best endeavors to issue share certificates to the parties as soon as practicable after execution hereof.

     5.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby
          --------------------------------------------
represents and warrants that:

          (a) Seller is the owner of the Redemption Shares, free and clear of any encumbrances or rights of third parties;

          (b) Seller has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (c) Seller has received a copy of the Corporation's confidential shareholder disclosure materials, including without limitation that certain valuation report by Corporate Advisory Associates of Seattle, Washington dated effective August 31, 1996, as updated January 1, 1997 (collectively, the "Shareholder Disclosure Materials"), and has read and understands their contents;

          (d) Seller acknowledges that Seller is aware of the Corporation's plans with respect to a possible initial public offering ("IPO") of its common stock, that it has engaged counsel, auditors and investment bankers to assist the Corporation in connection with its potential IPO, and that Seller has had the opportunity to review valuation proposals from various investment banks and potential underwriters (collectively, the "Valuation Proposals") regarding, among other things, the potential post-IPO value of the Redemption Shares, and has read and understands their contents;

          (e) Seller, either alone or with the assistance of Seller's professional advisors, has such knowledge and experience in financial and business matters that Seller is capable of evaluating the Shareholder Disclosure Materials, the Valuation Proposals, the likelihood of the Corporation's potential IPO and, accordingly, the benefits and potential costs of the sale of the Redemption Shares at this point in time;

          (f) Seller has either spoken or met with, or been given reasonable opportunity to speak with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the Shareholder Disclosure Materials, the Valuation Proposals, the potential IPO, and the sale of the Redemption Shares at this point in time; and

          (g) Seller is exercising his or her own judgment regarding Seller's decision to sell the Redemption Shares, and Seller is not relying upon any other statements or representations of the Corporation, its officers, directors, agents or advisors, regarding the merits of this transaction.

     6.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The Corporation
          -------------------------------------------------
represents and warrants that:

          (a) The Corporation has full power and is duly authorized by law to obligate itself to redeem the Redemption Shares; and

          (b) The Corporation is not a party to or obligated under or restricted by its articles of incorporation, bylaws, any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement.

     7.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     8.   GOVERNING LAW; SURVIVAL OF RIGHTS; SEVERABILITY.  This Agreement shall
          -----------------------------------------------
be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the parties hereto; provided, that the Corporation and/or the Purchaser(s) may not
                --------
assign or delegate any of their rights or obligations hereunder without the express written consent of Seller. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     9.   ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. This Agreement may not be modified or amended without the express written consent of the parties hereto.

     10.  CAPTIONS; PRONOUNS.  The paragraph titles or captions contained in
          ------------------
this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     11.  NO WAIVER.  The failure of any party to seek redress for violation, or
          ---------
to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement.



     SELLER


     /s/ RICK BRAUEN
     -----------------------------
     Rick Brauen



     ARIS CORPORATION,                           NUMBER OF REDEMPTION
     A WASHINGTON CORPORATION                      SHARES REDEEMED
                                                 --------------------


     By /s/ PAUL SONG                                    15,000
       -----------------------------                     ------
       Paul Song, President

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Rick Brauen hereby assign, transfer and convey to ARIS Corporation (the "Company") all of my right, title and interest in and to Fifteen Thousand (15,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 116, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.


                         /s/ RICK BRAUEN
                         __________________________________
                         Rick Brauen

                    STOCK REDEMPTION AND PURCHASE AGREEMENT



     THIS STOCK REDEMPTION AND PURCHASE AGREEMENT (the "Agreement") shall be effective as of February 28, 1997, by and among ARIS Corporation, a Washington corporation (the "Corporation"), the additional stock purchaser(s) named on the signature page of this Agreement ("Purchaser(s)") and Steve Brugger, an individual (the "Seller"), with reference to the following facts:

                                    RECITALS

     A. Seller is the record and beneficial owner of one percent (1%) or more of the issued and outstanding shares of common stock of the Corporation. Seller would like to sell 30,000 shares of the Corporation's common stock held by Seller (the "Redemption Shares"), under the terms and conditions of this Agreement.

     B. The Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation to redeem up to 400,000 shares of the common stock of the Corporation held by shareholders holding one percent (1%) or more of the issued and outstanding common stock of the Corporation.

     C. Purchaser(s) are willing to purchase any Redemption Shares that are not redeemed by the Corporation.

     D. Seller has determined that it is desirable and in the best interests of Seller to sell the Redemption Shares to the Corporation and Purchasers at this point in time, rather than subject Seller to any further market risk with respect to such Redemption Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

     1.   REDEMPTION OF SHARES.  Effective as of the date of this Agreement, and
          --------------------
subject to the terms and conditions of this Agreement, the Corporation agrees to redeem and/or the Purchaser(s) agree to purchase from Seller, and the Seller agrees to sell to the Corporation and/or the Purchaser(s) the Redemption Shares.

     2.   REDEMPTION PRICE FOR SHARES.  The redemption and/or purchase price for
          ---------------------------
the Redemption Shares shall be Nine Dollars and Seventy Five Cents ($9.75) per share or an aggregate redemption price of Nine Hundred Seventy Five Thousand Dollars ($292,500.00) (the "Redemption Price").

     3.   CERTAIN COSTS TO BE BORNE BY PURCHASER(S).  Purchaser(s) agree to pay
          -----------------------------------------
to the Corporation Five Cents ($0.05) for each Redemption Share purchased by such Purchaser(s) to cover the Corporation's costs in processing and documenting the purchase of Redemption Shares by Purchaser(s) from Seller.

     4.   SETTLEMENT OF FUNDS; SHARE CERTIFICATES.  The Corporation, Seller, and
          ---------------------------------------
Purchaser(s) agree that all funds to be paid in connection with the purchase and sale of the Redemption Shares and the costs to be borne by Purchaser(s) in paragraph 4 above shall be paid to the respective parties by the close of business, Friday, March 14, 1997. The Corporation shall use its best endeavors to issue share certificates to the parties as soon as practicable after execution hereof.

     5.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby
          --------------------------------------------
represents and warrants that:

          (a) Seller is the owner of the Redemption Shares, free and clear of any encumbrances or rights of third parties;

          (b) Seller has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (c) Seller has received a copy of the Corporation's confidential shareholder disclosure materials, including without limitation that certain valuation report by Corporate Advisory Associates of Seattle, Washington dated effective August 31, 1996, as updated January 1, 1997 (collectively, the "Shareholder Disclosure Materials"), and has read and understands their contents;

          (d) Seller acknowledges that Seller is aware of the Corporation's plans with respect to a possible initial public offering ("IPO") of its common stock, that it has engaged counsel, auditors and investment bankers to assist the Corporation in connection with its potential IPO, and that Seller has had the opportunity to review valuation proposals from various investment banks and potential underwriters (collectively, the "Valuation Proposals") regarding, among other things, the potential post-IPO value of the Redemption Shares, and has read and understands their contents;

          (e) Seller, either alone or with the assistance of Seller's professional advisors, has such knowledge and experience in financial and business matters that Seller is capable of evaluating the Shareholder Disclosure Materials, the Valuation Proposals, the likelihood of the Corporation's potential IPO and, accordingly, the benefits and potential costs of the sale of the Redemption Shares at this point in time;

          (f) Seller has either spoken or met with, or been given reasonable opportunity to speak with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the Shareholder Disclosure Materials, the Valuation Proposals, the potential IPO, and the sale of the Redemption Shares at this point in time; and

          (g) Seller is exercising his or her own judgment regarding Seller's decision to sell the Redemption Shares, and Seller is not relying upon any other statements or representations of the Corporation, its officers, directors, agents or advisors, regarding the merits of this transaction.

     6.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The Corporation
          -------------------------------------------------
represents and warrants that:

          (a) The Corporation has full power and is duly authorized by law to obligate itself to redeem the Redemption Shares; and

          (b) The Corporation is not a party to or obligated under or restricted by its articles of incorporation, bylaws, any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement.

     7.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     8.   GOVERNING LAW; SURVIVAL OF RIGHTS; SEVERABILITY.  This Agreement shall
          -----------------------------------------------
be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the parties hereto; provided, that the Corporation and/or the Purchaser(s) may not
                --------
assign or delegate any of their rights or obligations hereunder without the express written consent of Seller. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     9.   ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. This Agreement may not be modified or amended without the express written consent of the parties hereto.

     10.  CAPTIONS; PRONOUNS.  The paragraph titles or captions contained in
          ------------------
this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     11.  NO WAIVER.  The failure of any party to seek redress for violation, or
          ---------
to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement.



     SELLER

     /s/ STEVE BRUGGER
     -----------------------------
     Steve Brugger



     ARIS CORPORATION,                          NUMBER OF REDEMPTION
     A WASHINGTON CORPORATION                      SHARES REDEEMED
                                                --------------------


     By /s/ PAUL SONG                                   30,000
       -----------------------------                    ------
       Paul Song, President

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Steve Brugger hereby assign, transfer and convey to ARIS Corporation (the "Company") all of my right, title and interest in and to Thirty Thousand (30,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 143, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.


                         /s/ STEVE BRUGGER
                         __________________________________
                         Steve Brugger

                    STOCK REDEMPTION AND PURCHASE AGREEMENT



     THIS STOCK REDEMPTION AND PURCHASE AGREEMENT (the "Agreement") shall be effective as of February 28, 1997, by and among ARIS Corporation, a Washington corporation (the "Corporation"), the additional stock purchaser(s) named on the signature page of this Agreement ("Purchaser(s)") and Donna Coombs, an individual (the "Seller"), with reference to the following facts:

                                    RECITALS

     A. Seller is the record and beneficial owner of one percent (1%) or more of the issued and outstanding shares of common stock of the Corporation. Seller would like to sell 200,000 shares of the Corporation's common stock held by Seller (the "Redemption Shares"), under the terms and conditions of this Agreement.

     B. The Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation to redeem up to 400,000 shares of the common stock of the Corporation held by shareholders holding one percent (1%) or more of the issued and outstanding common stock of the Corporation.

     C. Purchaser(s) are willing to purchase any Redemption Shares that are not redeemed by the Corporation.

     D. Seller has determined that it is desirable and in the best interests of Seller to sell the Redemption Shares to the Corporation and Purchasers at this point in time, rather than subject Seller to any further market risk with respect to such Redemption Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

     1.   REDEMPTION OF SHARES.  Effective as of the date of this Agreement, and
          --------------------
subject to the terms and conditions of this Agreement, the Corporation agrees to redeem and/or the Purchaser(s) agree to purchase from Seller, and the Seller agrees to sell to the Corporation and/or the Purchaser(s) the Redemption Shares.

     2.   REDEMPTION PRICE FOR SHARES.  The redemption and/or purchase price for
          ---------------------------
the Redemption Shares shall be Nine Dollars and Seventy Five Cents ($9.75) per share or an aggregate redemption price of One Million Nine Hundred and Fifty Thousand Dollars ($1,950,000.00) (the "Redemption Price").

     3.   CERTAIN COSTS TO BE BORNE BY PURCHASER(S).  Purchaser(s) agree to pay
          -----------------------------------------
to the Corporation Five Cents ($0.05) for each Redemption Share purchased by such Purchaser(s) to cover the Corporation's costs in processing and documenting the purchase of Redemption Shares by Purchaser(s) from Seller.

     4.   SETTLEMENT OF FUNDS; SHARE CERTIFICATES.  The Corporation, Seller, and
          ---------------------------------------
Purchaser(s) agree that all funds to be paid in connection with the purchase and sale of the Redemption Shares and the costs to be borne by Purchaser(s) in paragraph 4 above shall be paid to the respective parties by the close of business, Friday, March 14, 1997. The Corporation shall use its best endeavors to issue share certificates to the parties as soon as practicable after execution hereof.

     5.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby
          --------------------------------------------
represents and warrants that:

          (a) Seller is the owner of the Redemption Shares, free and clear of any encumbrances or rights of third parties;

          (b) Seller has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (c) Seller has received a copy of the Corporation's confidential shareholder disclosure materials, including without limitation that certain valuation report by Corporate Advisory Associates of Seattle, Washington dated effective August 31, 1996, as updated January 1, 1997 (collectively, the "Shareholder Disclosure Materials"), and has read and understands their contents;

          (d) Seller acknowledges that Seller is aware of the Corporation's plans with respect to a possible initial public offering ("IPO") of its common stock, that it has engaged counsel, auditors and investment bankers to assist the Corporation in connection with its potential IPO, and that Seller has had the opportunity to review valuation proposals from various investment banks and potential underwriters (collectively, the "Valuation Proposals") regarding, among other things, the potential post-IPO value of the Redemption Shares, and has read and understands their contents;

          (e) Seller, either alone or with the assistance of Seller's professional advisors, has such knowledge and experience in financial and business matters that Seller is capable of evaluating the Shareholder Disclosure Materials, the Valuation Proposals, the likelihood of the Corporation's potential IPO and, accordingly, the benefits and potential costs of the sale of the Redemption Shares at this point in time;

          (f) Seller has either spoken or met with, or been given reasonable opportunity to speak with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the Shareholder Disclosure Materials, the Valuation Proposals, the potential IPO, and the sale of the Redemption Shares at this point in time; and

          (g) Seller is exercising his or her own judgment regarding Seller's decision to sell the Redemption Shares, and Seller is not relying upon any other statements or representations of the Corporation, its officers, directors, agents or advisors, regarding the merits of this transaction.

     6.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The Corporation
          -------------------------------------------------
represents and warrants that:

          (a) The Corporation has full power and is duly authorized by law to obligate itself to redeem the Redemption Shares; and

          (b) The Corporation is not a party to or obligated under or restricted by its articles of incorporation, bylaws, any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement.

     7.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     8.   GOVERNING LAW; SURVIVAL OF RIGHTS; SEVERABILITY.  This Agreement shall
          -----------------------------------------------
be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the parties hereto; provided, that the Corporation and/or the Purchaser(s) may not
                --------
assign or delegate any of their rights or obligations hereunder without the express written consent of Seller. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     9.   ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. This Agreement may not be modified or amended without the express written consent of the parties hereto.

     10.  CAPTIONS; PRONOUNS.  The paragraph titles or captions contained in
          ------------------
this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     11.  NO WAIVER.  The failure of any party to seek redress for violation, or
          ---------
to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement.



     SELLER


     /s/ DONNA COOMBS
     -----------------------------
     Donna Coombs



     ARIS CORPORATION,                         NUMBER OF REDEMPTION
     A WASHINGTON CORPORATION                    SHARES REDEEMED
                                               --------------------


     By /s/ PAUL SONG                                200,000
       -----------------------------                 -------
       Paul Song, President

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Donna Coombs hereby assign, transfer and convey to ARIS Corporation (the "Company") all of my right, title and interest in and to Two Hundred Thousand (200,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 125, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.


                         /s/ DONNA COOMBS
                         __________________________________
                         Donna Coombs

                    STOCK REDEMPTION AND PURCHASE AGREEMENT



     THIS STOCK REDEMPTION AND PURCHASE AGREEMENT (the "Agreement") shall be effective as of February 28, 1997, by and among ARIS Corporation, a Washington corporation (the "Corporation"), the additional stock purchaser(s) named on the signature page of this Agreement ("Purchaser(s)") and Jeff Gilles, an individual (the "Seller"), with reference to the following facts:

                                    RECITALS

     A. Seller is the record and beneficial owner of one percent (1%) or more of the issued and outstanding shares of common stock of the Corporation. Seller would like to sell 100,000 shares of the Corporation's common stock held by Seller (the "Redemption Shares"), under the terms and conditions of this Agreement.

     B. The Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation to redeem up to 400,000 shares of the common stock of the Corporation held by shareholders holding one percent (1%) or more of the issued and outstanding common stock of the Corporation.

     C. Purchaser(s) are willing to purchase any Redemption Shares that are not redeemed by the Corporation.

     D. Seller has determined that it is desirable and in the best interests of Seller to sell the Redemption Shares to the Corporation and Purchasers at this point in time, rather than subject Seller to any further market risk with respect to such Redemption Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

     1.   REDEMPTION OF SHARES.  Effective as of the date of this Agreement, and
          --------------------
subject to the terms and conditions of this Agreement, the Corporation agrees to redeem and/or the Purchaser(s) agree to purchase from Seller, and the Seller agrees to sell to the Corporation and/or the Purchaser(s) the Redemption Shares.

     2.   REDEMPTION PRICE FOR SHARES.  The redemption and/or purchase price for
          ---------------------------
the Redemption Shares shall be Nine Dollars and Seventy Five Cents ($9.75) per share or an aggregate redemption price of Nine Hundred Seventy Five Thousand Dollars ($975,000) (the "Redemption Price").

     3.   CERTAIN COSTS TO BE BORNE BY PURCHASER(S).  Purchaser(s) agree to pay
          -----------------------------------------
to the Corporation Five Cents ($0.05) for each Redemption Share purchased by such Purchaser(s) to cover the Corporation's costs in processing and documenting the purchase of Redemption Shares by Purchaser(s) from Seller.

     4.   SETTLEMENT OF FUNDS; SHARE CERTIFICATES.  The Corporation, Seller, and
          ---------------------------------------
Purchaser(s) agree that all funds to be paid in connection with the purchase and sale of the Redemption Shares and the costs to be borne by Purchaser(s) in paragraph 4 above shall be paid to the respective parties by the close of business, Friday, March 14, 1997. The Corporation shall use its best endeavors to issue share certificates to the parties as soon as practicable after execution hereof.

     5.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby
          --------------------------------------------
represents and warrants that:

          (a) Seller is the owner of the Redemption Shares, free and clear of any encumbrances or rights of third parties;

          (b) Seller has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (c) Seller has received a copy of the Corporation's confidential shareholder disclosure materials, including without limitation that certain valuation report by Corporate Advisory Associates of Seattle, Washington dated effective August 31, 1996, as updated January 1, 1997 (collectively, the "Shareholder Disclosure Materials"), and has read and understands their contents;

          (d) Seller acknowledges that Seller is aware of the Corporation's plans with respect to a possible initial public offering ("IPO") of its common stock, that it has engaged counsel, auditors and investment bankers to assist the Corporation in connection with its potential IPO, and that Seller has had the opportunity to review valuation proposals from various investment banks and potential underwriters (collectively, the "Valuation Proposals") regarding, among other things, the potential post-IPO value of the Redemption Shares, and has read and understands their contents;

          (e) Seller, either alone or with the assistance of Seller's professional advisors, has such knowledge and experience in financial and business matters that Seller is capable of evaluating the Shareholder Disclosure Materials, the Valuation Proposals, the likelihood of the Corporation's potential IPO and, accordingly, the benefits and potential costs of the sale of the Redemption Shares at this point in time;

          (f) Seller has either spoken or met with, or been given reasonable opportunity to speak with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the Shareholder Disclosure Materials, the Valuation Proposals, the potential IPO, and the sale of the Redemption Shares at this point in time; and

          (g) Seller is exercising his or her own judgment regarding Seller's decision to sell the Redemption Shares, and Seller is not relying upon any other statements or representations of the Corporation, its officers, directors, agents or advisors, regarding the merits of this transaction.

     6.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The Corporation
          -------------------------------------------------
represents and warrants that:

          (a) The Corporation has full power and is duly authorized by law to obligate itself to redeem the Redemption Shares; and

          (b) The Corporation is not a party to or obligated under or restricted by its articles of incorporation, bylaws, any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement.

     7.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     8.   GOVERNING LAW; SURVIVAL OF RIGHTS; SEVERABILITY.  This Agreement shall
          -----------------------------------------------
be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the parties hereto; provided, that the Corporation and/or the Purchaser(s) may not
                --------
assign or delegate any of their rights or obligations hereunder without the express written consent of Seller. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     9.   ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. This Agreement may not be modified or amended without the express written consent of the parties hereto.

     10.  CAPTIONS; PRONOUNS.  The paragraph titles or captions contained in
          ------------------
this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     11.  NO WAIVER.  The failure of any party to seek redress for violation, or
          ---------
to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement.



     SELLER


     /s/ JEFF GILLES
     -----------------------------
     Jeff Gilles



     ARIS CORPORATION,                          NUMBER OF REDEMPTION
     A WASHINGTON CORPORATION                     SHARES REDEEMED
                                                --------------------


     By /s/ PAUL SONG                                 100,000
       -----------------------------                  -------
       Paul Song, President

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Jeff Gilles hereby assign, transfer and convey to ARIS Corporation (the "Company") all of my right, title and interest in and to One Hundred Thousand (100,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 103, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.


                         /s/ JEFF GILLES
                         __________________________________
                         Jeff Gilles

                    STOCK REDEMPTION AND PURCHASE AGREEMENT



     THIS STOCK REDEMPTION AND PURCHASE AGREEMENT (the "Agreement") shall be effective as of February 28, 1997, by and among ARIS Corporation, a Washington corporation (the "Corporation"), the additional stock purchaser(s) named on the signature page of this Agreement ("Purchaser(s)") and David Grams, an individual (the "Seller"), with reference to the following facts:

                                    RECITALS

     A. Seller is the record and beneficial owner of one percent (1%) or more of the issued and outstanding shares of common stock of the Corporation. Seller would like to sell 10,000 shares of the Corporation's common stock held by Seller (the "Redemption Shares"), under the terms and conditions of this Agreement.

     B. The Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation to redeem up to 400,000 shares of the common stock of the Corporation held by shareholders holding one percent (1%) or more of the issued and outstanding common stock of the Corporation.

     C. Purchaser(s) are willing to purchase any Redemption Shares that are not redeemed by the Corporation.

     D. Seller has determined that it is desirable and in the best interests of Seller to sell the Redemption Shares to the Corporation and Purchasers at this point in time, rather than subject Seller to any further market risk with respect to such Redemption Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

     1.   REDEMPTION OF SHARES.  Effective as of the date of this Agreement, and
          --------------------
subject to the terms and conditions of this Agreement, the Corporation agrees to redeem and/or the Purchaser(s) agree to purchase from Seller, and the Seller agrees to sell to the Corporation and/or the Purchaser(s) the Redemption Shares.

     2.   REDEMPTION PRICE FOR SHARES.  The redemption and/or purchase price for
          ---------------------------
the Redemption Shares shall be Nine Dollars and Seventy Five Cents ($9.75) per share or an aggregate redemption price of Ninety Seven Thousand Five Hundred Dollars ($97,500.00) (the "Redemption Price").

     3.   CERTAIN COSTS TO BE BORNE BY PURCHASER(S).  Purchaser(s) agree to pay
          -----------------------------------------
to the Corporation Five Cents ($0.05) for each Redemption Share purchased by such Purchaser(s) to cover the Corporation's costs in processing and documenting the purchase of Redemption Shares by Purchaser(s) from Seller.

     4.   SETTLEMENT OF FUNDS; SHARE CERTIFICATES.  The Corporation, Seller, and
          ---------------------------------------
Purchaser(s) agree that all funds to be paid in connection with the purchase and sale of the Redemption Shares and the costs to be borne by Purchaser(s) in paragraph 4 above shall be paid to the respective parties by the close of business, Friday, March 14, 1997. The Corporation shall use its best endeavors to issue share certificates to the parties as soon as practicable after execution hereof.

     5.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby
          --------------------------------------------
represents and warrants that:

          (a) Seller is the owner of the Redemption Shares, free and clear of any encumbrances or rights of third parties;

          (b) Seller has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (c) Seller has received a copy of the Corporation's confidential shareholder disclosure materials, including without limitation that certain valuation report by Corporate Advisory Associates of Seattle, Washington dated effective August 31, 1996, as updated January 1, 1997 (collectively, the "Shareholder Disclosure Materials"), and has read and understands their contents;

          (d) Seller acknowledges that Seller is aware of the Corporation's plans with respect to a possible initial public offering ("IPO") of its common stock, that it has engaged counsel, auditors and investment bankers to assist the Corporation in connection with its potential IPO, and that Seller has had the opportunity to review valuation proposals from various investment banks and potential underwriters (collectively, the "Valuation Proposals") regarding, among other things, the potential post-IPO value of the Redemption Shares, and has read and understands their contents;

          (e) Seller, either alone or with the assistance of Seller's professional advisors, has such knowledge and experience in financial and business matters that Seller is capable of evaluating the Shareholder Disclosure Materials, the Valuation Proposals, the likelihood of the Corporation's potential IPO and, accordingly, the benefits and potential costs of the sale of the Redemption Shares at this point in time;

          (f) Seller has either spoken or met with, or been given reasonable opportunity to speak with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the Shareholder Disclosure Materials, the Valuation Proposals, the potential IPO, and the sale of the Redemption Shares at this point in time; and

          (g) Seller is exercising his or her own judgment regarding Seller's decision to sell the Redemption Shares, and Seller is not relying upon any other statements or representations of the Corporation, its officers, directors, agents or advisors, regarding the merits of this transaction.

     6.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The Corporation
          -------------------------------------------------
represents and warrants that:

          (a) The Corporation has full power and is duly authorized by law to obligate itself to redeem the Redemption Shares; and

          (b) The Corporation is not a party to or obligated under or restricted by its articles of incorporation, bylaws, any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement.

     7.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     8.   GOVERNING LAW; SURVIVAL OF RIGHTS; SEVERABILITY.  This Agreement shall
          -----------------------------------------------
be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the parties hereto; provided, that the Corporation and/or the Purchaser(s) may not
                --------
assign or delegate any of their rights or obligations hereunder without the express written consent of Seller. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     9.   ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. This Agreement may not be modified or amended without the express written consent of the parties hereto.

     10.  CAPTIONS; PRONOUNS.  The paragraph titles or captions contained in
          ------------------
this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     11.  NO WAIVER.  The failure of any party to seek redress for violation, or
          ---------
to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement.



     SELLER


     /s/ DAVID GRAMS
     -----------------------------
     David Grams



     ARIS CORPORATION,                          NUMBER OF REDEMPTION
     A WASHINGTON CORPORATION                     SHARES REDEEMED
                                                --------------------


     By /s/ PAUL SONG                                  10,000
       -----------------------------                   ------
       Paul Song, President

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, David Grams hereby assign, transfer and convey to ARIS Corporation (the "Company") all of my right, title and interest in and to Ten Thousand (10,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 146, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.


                         /s/ DAVID GRAMS
                         __________________________________
                         David Grams

                    STOCK REDEMPTION AND PURCHASE AGREEMENT



     THIS STOCK REDEMPTION AND PURCHASE AGREEMENT (the "Agreement") shall be effective as of February 28, 1997, by and among ARIS Corporation, a Washington corporation (the "Corporation"), the additional stock purchaser(s) named on the signature page of this Agreement ("Purchaser(s)") and Bill Lane, an individual (the "Seller"), with reference to the following facts:

                                    RECITALS

     A. Seller is the record and beneficial owner of one percent (1%) or more of the issued and outstanding shares of common stock of the Corporation. Seller would like to sell 100,000 shares of the Corporation's common stock held by Seller (the "Redemption Shares"), under the terms and conditions of this Agreement.

     B. The Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation to redeem up to 400,000 shares of the common stock of the Corporation held by shareholders holding one percent (1%) or more of the issued and outstanding common stock of the Corporation.

     C. Purchaser(s) are willing to purchase any Redemption Shares that are not redeemed by the Corporation.

     D. Seller has determined that it is desirable and in the best interests of Seller to sell the Redemption Shares to the Corporation and Purchasers at this point in time, rather than subject Seller to any further market risk with respect to such Redemption Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

     1.   REDEMPTION OF SHARES.  Effective as of the date of this Agreement, and
          --------------------
subject to the terms and conditions of this Agreement, the Corporation agrees to redeem and/or the Purchaser(s) agree to purchase from Seller, and the Seller agrees to sell to the Corporation and/or the Purchaser(s) the Redemption Shares.

     2.   REDEMPTION PRICE FOR SHARES.  The redemption and/or purchase price for
          ---------------------------
the Redemption Shares shall be Nine Dollars and Seventy Five Cents ($9.75) per share or an aggregate redemption price of Nine Hundred Seventy Five Thousand Dollars ($975,000) (the "Redemption Price").

     3.   CERTAIN COSTS TO BE BORNE BY PURCHASER(S).  Purchaser(s) agree to pay
          -----------------------------------------
to the Corporation Five Cents ($0.05) for each Redemption Share purchased by such Purchaser(s) to cover the Corporation's costs in processing and documenting the purchase of Redemption Shares by Purchaser(s) from Seller.

     4.   SETTLEMENT OF FUNDS; SHARE CERTIFICATES.  The Corporation, Seller, and
          ---------------------------------------
Purchaser(s) agree that all funds to be paid in connection with the purchase and sale of the Redemption Shares and the costs to be borne by Purchaser(s) in paragraph 4 above shall be paid to the respective parties by the close of business, Friday, March 14, 1997. The Corporation shall use its best endeavors to issue share certificates to the parties as soon as practicable after execution hereof.

     5.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby
          --------------------------------------------
represents and warrants that:

          (a) Seller is the owner of the Redemption Shares, free and clear of any encumbrances or rights of third parties;

          (b) Seller has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (c) Seller has received a copy of the Corporation's confidential shareholder disclosure materials, including without limitation that certain valuation report by Corporate Advisory Associates of Seattle, Washington dated effective August 31, 1996, as updated January 1, 1997 (collectively, the "Shareholder Disclosure Materials"), and has read and understands their contents;

          (d) Seller acknowledges that Seller is aware of the Corporation's plans with respect to a possible initial public offering ("IPO") of its common stock, that it has engaged counsel, auditors and investment bankers to assist the Corporation in connection with its potential IPO, and that Seller has had the opportunity to review valuation proposals from various investment banks and potential underwriters (collectively, the "Valuation Proposals") regarding, among other things, the potential post-IPO value of the Redemption Shares, and has read and understands their contents;

          (e) Seller, either alone or with the assistance of Seller's professional advisors, has such knowledge and experience in financial and business matters that Seller is capable of evaluating the Shareholder Disclosure Materials, the Valuation Proposals, the likelihood of the Corporation's potential IPO and, accordingly, the benefits and potential costs of the sale of the Redemption Shares at this point in time;

          (f) Seller has either spoken or met with, or been given reasonable opportunity to speak with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the Shareholder Disclosure Materials, the Valuation Proposals, the potential IPO, and the sale of the Redemption Shares at this point in time; and

          (g) Seller is exercising his or her own judgment regarding Seller's decision to sell the Redemption Shares, and Seller is not relying upon any other statements or representations of the Corporation, its officers, directors, agents or advisors, regarding the merits of this transaction.

     6.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER(S).  Purchaser(s)
          --------------------------------------------------
hereby represent and warrant that:

          (a) Purchaser(s) are purchasing the redeemed shares for their own investment purposes, and not with a view towards the resale of the Redemption Shares;

          (b) Purchaser(s) have the power and authority to enter into this Agreement and to perform the same, and none of them is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (c) Purchaser(s) have received a copy of the Corporation's confidential shareholder disclosure materials, including without limitation that certain valuation report by Corporate Advisory Associates of Seattle, Washington dated effective August 31, 1996, as updated January 1, 1997 (collectively, the "Shareholder Disclosure Materials"), and has read and understands their contents;

          (d) Purchaser(s) acknowledges that such Purchaser(s) is aware of the Corporation's plans with respect to a possible initial public offering ("IPO") of its common stock, that it has engaged counsel, auditors and investment bankers to assist the Corporation in connection with its potential IPO, and that Purchaser(s) has had the opportunity to review valuation proposals from various investment banks and potential underwriters (collectively, the "Valuation Proposals") regarding, among other things, the potential post-IPO value of the Redemption Shares, and has read and understands their contents;

          (e) Purchaser(s), either alone or with the assistance of Purchaser(s)' professional advisors, has such knowledge and experience in financial and business matters that Purchaser(s) is capable of evaluating the Shareholder Disclosure Materials, the Valuation Proposals, the likelihood of the Corporation's potential IPO and, accordingly, the benefits and potential costs of the purchase of the Redemption Shares at this point in time;

          (f) Purchaser(s) has either spoken or met with, or been given reasonable opportunity to speak with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the Shareholder Disclosure Materials, the Valuation Proposals, the potential IPO, and the purchase of the Redemption Shares at this point in time; and

          (g) Purchaser(s) is exercising his or her own judgment regarding Purchaser(s) decision to buy the Redemption Shares, and Seller is not relying upon any other statements or representations of the Corporation, its officers, directors, agents or advisors, regarding the merits of this transaction.

     7.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The Corporation
          -------------------------------------------------
represents and warrants that:

          (a) The Corporation has full power and is duly authorized by law to obligate itself to redeem the Redemption Shares; and

          (b) The Corporation is not a party to or obligated under or restricted by its articles of incorporation, bylaws, any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement.

     8.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     9.   GOVERNING LAW; SURVIVAL OF RIGHTS; SEVERABILITY.  This Agreement shall
          -----------------------------------------------
be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the parties hereto; provided, that the Corporation and/or the Purchaser(s) may not
                --------
assign or delegate any of their rights or obligations hereunder without the express written consent of Seller. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     10.  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. This Agreement may not be modified or amended without the express written consent of the parties hereto.

     11.  CAPTIONS; PRONOUNS.  The paragraph titles or captions contained in
          ------------------
this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     12.  NO WAIVER.  The failure of any party to seek redress for violation, or
          ---------
to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement.



     SELLER



     /s/ BILL LANE
     -----------------------------
     Bill Lane


     ARIS CORPORATION,                           NUMBER OF REDEMPTION
     A WASHINGTON CORPORATION                      SHARES REDEEMED
                                                 --------------------


     By /s/ PAUL SONG                                   15,000
       -----------------------------                    ------
       Paul Song, President



                                          NUMBER OF REDEMPTION
PURCHASER(S)                                SHARES PURCHASED
------------                              --------------------

/s/ Jay Griffin                                   20,000
----------------------------                      ------
Jay Griffin

/s/ Tom Averill                                   20,000
----------------------------                      ------
Tom Averill

/s/ Dave Melin                                    25,000
----------------------------                      ------
Dave Melin


/s/ Bruce Kennedy                                 12,500
----------------------------                      ------
Bruce Kennedy


/s/ Bert Sugayan                                    7500
----------------------------                        ----
Bert Sugayan


                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Bill Lane hereby assign, transfer and convey to Jay Griffin all of my right, title and interest in and to Twenty Thousand (20,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 107, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.

                                         /s/ Bill Lane
                                  __________________________________
                                             Bill Lane

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Bill Lane hereby assign, transfer and convey to Tom Averill all of my right, title and interest in and to Twenty Thousand (20,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 107, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.

                                          /s/ Bill Lane
                                   __________________________________
                                              Bill Lane

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Bill Lane hereby assign, transfer and convey to Dave Melin all of my right, title and interest in and to Twenty Five Thousand (25,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 107, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.

                                            /s/ Bill Lane
                                    __________________________________
                                                Bill Lane

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Bill Lane hereby assign, transfer and convey to Bruce Kennedy all of my right, title and interest in and to Twelve Thousand Five Hundred (12,500) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 107, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.

                                            /s/ Bill Lane
                                    __________________________________
                                                Bill Lane

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Bill Lane hereby assign, transfer and convey to Bert Sugayan all of my right, title and interest in and to Seven Thousand Five Hundred (7500) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 107, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.

                                            /s/ Bill Lane
                                    __________________________________
                                                Bill Lane

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Bill Lane hereby assign, transfer and convey to ARIS Corporation (the "Company") all of my right, title and interest in and to Fifteen Thousand (15,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 107, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.

                                            /s/  Bill Lane
                                    __________________________________
                                                 Bill Lane

                    STOCK REDEMPTION AND PURCHASE AGREEMENT



     THIS STOCK REDEMPTION AND PURCHASE AGREEMENT (the "Agreement") shall be effective as of February 28, 1997, by and among ARIS Corporation, a Washington corporation (the "Corporation"), the additional stock purchaser(s) named on the signature page of this Agreement ("Purchaser(s)") and Bob Trantina, an individual (the "Seller"), with reference to the following facts:

                                    RECITALS

     A. Seller is the record and beneficial owner of one percent (1%) or more of the issued and outstanding shares of common stock of the Corporation. Seller would like to sell 30,000 shares of the Corporation's common stock held by Seller (the "Redemption Shares"), under the terms and conditions of this Agreement.

     B. The Board of Directors of the Corporation has determined that it is desirable and in the best interests of the Corporation to redeem up to 400,000 shares of the common stock of the Corporation held by shareholders holding one percent (1%) or more of the issued and outstanding common stock of the Corporation.

     C. Purchaser(s) are willing to purchase any Redemption Shares that are not redeemed by the Corporation.

     D. Seller has determined that it is desirable and in the best interests of Seller to sell the Redemption Shares to the Corporation and Purchasers at this point in time, rather than subject Seller to any further market risk with respect to such Redemption Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

     1.   REDEMPTION OF SHARES.  Effective as of the date of this Agreement, and
          --------------------
subject to the terms and conditions of this Agreement, the Corporation agrees to redeem and/or the Purchaser(s) agree to purchase from Seller, and the Seller agrees to sell to the Corporation and/or the Purchaser(s) the Redemption Shares.

     2.   REDEMPTION PRICE FOR SHARES.  The redemption and/or purchase price for
          ---------------------------
the Redemption Shares shall be Nine Dollars and Seventy Five Cents ($9.75) per share or an aggregate redemption price of Two Hundred Ninety Two Thousand Five Hundred Dollars ($292,500.00) (the "Redemption Price").

     3.   CERTAIN COSTS TO BE BORNE BY PURCHASER(S).  Purchaser(s) agree to pay
          -----------------------------------------
to the Corporation Five Cents ($0.05) for each Redemption Share purchased by such Purchaser(s) to cover the Corporation's costs in processing and documenting the purchase of Redemption Shares by Purchaser(s) from Seller.

     4.   SETTLEMENT OF FUNDS; SHARE CERTIFICATES.  The Corporation, Seller, and
          ---------------------------------------
Purchaser(s) agree that all funds to be paid in connection with the purchase and sale of the Redemption Shares and the costs to be borne by Purchaser(s) in paragraph 4 above shall be paid to the respective parties by the close of business, Friday, March 14, 1997. The Corporation shall use its best endeavors to issue share certificates to the parties as soon as practicable after execution hereof.

     5.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby
          --------------------------------------------
represents and warrants that:

          (a) Seller is the owner of the Redemption Shares, free and clear of any encumbrances or rights of third parties;

          (b) Seller has the power and authority to enter into this Agreement and to perform the same, and is not a party to or obligated under or restricted by any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement;

          (c) Seller has received a copy of the Corporation's confidential shareholder disclosure materials, including without limitation that certain valuation report by Corporate Advisory Associates of Seattle, Washington dated effective August 31, 1996, as updated January 1, 1997 (collectively, the "Shareholder Disclosure Materials"), and has read and understands their contents;

          (d) Seller acknowledges that Seller is aware of the Corporation's plans with respect to a possible initial public offering ("IPO") of its common stock, that it has engaged counsel, auditors and investment bankers to assist the Corporation in connection with its potential IPO, and that Seller has had the opportunity to review valuation proposals from various investment banks and potential underwriters (collectively, the "Valuation Proposals") regarding, among other things, the potential post-IPO value of the Redemption Shares, and has read and understands their contents;

          (e) Seller, either alone or with the assistance of Seller's professional advisors, has such knowledge and experience in financial and business matters that Seller is capable of evaluating the Shareholder Disclosure Materials, the Valuation Proposals, the likelihood of the Corporation's potential IPO and, accordingly, the benefits and potential costs of the sale of the Redemption Shares at this point in time;

          (f) Seller has either spoken or met with, or been given reasonable opportunity to speak with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the Shareholder Disclosure Materials, the Valuation Proposals, the potential IPO, and the sale of the Redemption Shares at this point in time; and

          (g) Seller is exercising his or her own judgment regarding Seller's decision to sell the Redemption Shares, and Seller is not relying upon any other statements or representations of the Corporation, its officers, directors, agents or advisors, regarding the merits of this transaction.

     6.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.  The Corporation
          -------------------------------------------------
represents and warrants that:

          (a) The Corporation has full power and is duly authorized by law to obligate itself to redeem the Redemption Shares; and

          (b) The Corporation is not a party to or obligated under or restricted by its articles of incorporation, bylaws, any contract or other provision, which has not been waived, that will be violated in any material respect by making and performing this Agreement.

     7.   COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     8.   GOVERNING LAW; SURVIVAL OF RIGHTS; SEVERABILITY.  This Agreement shall
          -----------------------------------------------
be governed by the laws of the State of Washington as such laws are applied by Washington courts to agreements entered into and to be performed in Washington by and between residents of Washington, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the parties hereto; provided, that the Corporation and/or the Purchaser(s) may not
                --------
assign or delegate any of their rights or obligations hereunder without the express written consent of Seller. If any provision of this Agreement shall be held to be invalid, the remainder of this Agreement shall not be affected thereby.

     9.   ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
          ----------------
among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. This Agreement may not be modified or amended without the express written consent of the parties hereto.

     10.  CAPTIONS; PRONOUNS.  The paragraph titles or captions contained in
          ------------------
this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     11.  NO WAIVER.  The failure of any party to seek redress for violation, or
          ---------
to insist on strict performance, of any covenant of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement.


     SELLER

     /s/ Bob Trantina
     -----------------------------
     Bob Trantina



     ARIS CORPORATION,                    NUMBER OF REDEMPTION
     A WASHINGTON CORPORATION               SHARES REDEEMED
                                          --------------------


     By  /s/ Paul Song                           30,000
       -----------------------------             ------
        Paul Song, President

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I, Bob Trantina hereby assign, transfer and convey to ARIS Corporation (the "Company") all of my right, title and interest in and to Thirty Thousand (30,000) shares of the common stock, no par value per share, of ARIS Corporation (the "Company") standing in my name on the books of the Company and represented by share certificate number 105, and do hereby irrevocably constitute Norbert W. Sugayan, Jr., as attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

EFFECTIVE February 28, 1997.

                         /s/ Bob Trantina
                         __________________________________
                         Bob Trantina